Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-34648

PROSPECTUS SUPPLEMENT DATED NOVEMBER 20, 2001

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        1,716,072 Shares of Common Stock
                              ____________________

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                Shares to be
                                                              Offered for the
                       Selling Stockholders                 Selling Stockholder
---------------------------------------------------       ----------------------
David and Susie Furneaux                                          1,000